Exhibit 10.1

SUBSCRIPTION AGREEMENT

AN OFFERING OF COMMON STOCK

BY

NATURALSHRIMP INCORPORATED

Up to 7,142,858 Shares of Common Stock

Share Price $0.35

Maximum Offering: $2,500,000

NATURALSHRIMP INCORPORATED
A NEVADA CORPORATION

PO Box 760669

 San Antonio, TX 78245-0669

888-791-9474

SUBSCRIPTION AGREEMENT INSTRUCTIONS

This Subscription Agreement (the “Agreement”) relates to the purchase of shares of common stock, par value $0.0001, of NaturalShrimp Incorporated (f/k/a Multiplayer Online Dragon, Inc.), a Nevada corporation (the “Company” or “NaturalShrimp Incororated”), as described in the Restated Private Placement Memorandum dated March 12, 2015 (the “Private Placement Memorandum”). The purchase price is $0.35 per share.

INSTRUCTIONS FOR SUBSCRIPTION:

●	PLEASE READ CAREFULLY the Private Placement Memorandum which describes the securities which you are purchasing.

●	PLEASE READ AND COMPLETE the attached Subscription Agreement.

Please be sure to:

- Fill in your name and other data requested on the first page.

- Confirm (by choosing the appropriate boxes in the Subscription Agreement) that you are an Accredited Investor.

- For non-U.S. Persons, confirm (by initialing the appropriate box in the Subscription Agreement) that you are not a U.S. Person as defined in Regulation S.

- Complete all items on the signature pages.

●	RETURN YOUR EXECUTED SUBSCRIPTION DOCUMENT together with your payment as follows:

By Check: Please return your Subscription Agreement and check in the amount of your investment made out to NaturalShrimp Incorporated at the following address:

NaturalShrimp Incorporated
PO Box 760669
San Antonio, TX 78245-0669
Attn:  Alexander Baez

By Wire Transfer:  Please return your Subscription Agreement via mail, electronic mail (nsaccounting@naturalshrimp.com) or facsimile (210.390.0802) and wire your investment with the following instructions:

To:

EXTRACO BANKS, N.A.
P.O. BOX 7813
WACO, TX 76714
254.761.2035 ATTN: KATHLEEN GRAY
kgray@extracobanks.com
ABA #111900581
ACCT #20580320

●
IF YOUR PROPOSED INVESTMENT IS ACCEPTED, NATURALSHRIMP INCORPORATED WILL NOTIFY YOU OF THE ACCEPTANCE OF YOUR PROPOSED INVESTMENT. NaturalShrimp Incorporated retains the right to accept or reject any proposed investment in its sole discretion.  The initial closing of the offering of Shares shall occur as soon as practicable after the Company has accepted the initial subscription(s) for the Shares.

NATURALSHRIMP INCORPORATED
A NEVADA CORPORATION

Subscription Agreement

Name of Subscriber:                                                      _________________________________________________

Number of Shares Purchased:                                     _________________________________________________

Subscription Amount:                                                   _________________________________________________

1.	Subscription.

1.1 The undersigned hereby subscribes to purchase the number of shares set forth above of the common stock, par value $0.0001 (the “Shares”), of NaturalShrimp Incorporated, a Nevada corporation (the “Company”), and agrees to pay for such Shares the amount set forth above in cash or by check, subject to the Company’s acceptance of this subscription and execution and delivery of a copy of this Subscription Agreement signed by the Company.  Upon the Company’s acceptance of the undersigned’s subscription, the Company may release funds from escrow against issuance of certificates representing the Shares purchased by the undersigned.

1.2 The initial closing of the offering of Shares (the “Initial Closing”) will occur as soon as practicable after the Company has accepted the initial subscription(s) for the Shares.   Prior to the Initial Closing, the undersigned’s funds will be held in the Company’s bank account. The Company may conduct one or more additional closings for subscriptions for Shares following the Initial Closing (each additional closing and the Initial Closing, a “Closing”) until the date on which the maximum offering of $2,500,000 in aggregate gross proceeds is sold, as described in the Private Placement Memorandum.  If the undersigned’s subscription is not accepted by the Company the undersigned’s funds shall be returned to the undersigned without interest or deduction.

1.3 At or following a Closing, the Company will deliver to the undersigned participating at such Closing (i) a certificate representing the number of Shares purchased by the undersigned, and (ii) a copy of this Subscription Agreement executed by the Company .

2. Agreements and Understandings of the Undersigned. The undersigned agrees and understands that:

2.1. The Private Placement Memorandum describing the Company and the Shares, together with this Subscription Agreement (the “Investment Documents”), has been furnished to the undersigned prior to execution of this Subscription Agreement and the undersigned has read such materials and the Company’s filings with the Securities and Exchange Commission (“SEC”), alone or with the undersigned's advisor(s), and has so reviewed such materials.  The undersigned acknowledges that the Private Placement Memorandum supersedes any prior information provided to the undersigned.

2.2. If the undersigned has made any deposit, escrow or other payment in whole or in part toward the purchase of the Shares offered hereby before executing this Subscription Agreement, the undersigned may elect to either: (i) ratify the undersigned's investment and receive a credit in full for such payment by execution of this Subscription Agreement; or (ii) have returned on demand the full amount of such payment, less distributions received by the undersigned, if any, without any interest, at which time the undersigned will have no interest in or further obligation in regard to the Shares offered hereby with respect to such returned funds.

2.3. No Federal or state agency has made any finding or determination as to the fairness for investment, nor recommendation or endorsement, of the Shares.

2.4. The undersigned agrees: (a) to supply the Company with any and all information necessary so that the Company may satisfy any and all United States legal reporting requirements; and (b) to indemnify the Company for any liability incurred by the Company as a result of its failure to withhold any taxes or comply with any reporting requirements because the undersigned did not provide the necessary information to the Company to enable it to withhold the necessary taxes or fully comply with such requirements. Furthermore, if the undersigned is a foreign investor who fails to timely file U.S. Internal Revenue Service Form 4224 with the Company, the undersigned agrees, at the request of the Company, to execute any and all documents and instruments requested by the Company in order to consummate a sale or disposition of the Shares as required to comply with law.

2.5. If the undersigned is an organization (other than a cooperative described in Section 521 of the Internal Revenue Code of 1986, as amended) whose income from the Company will be exempt from United States income tax, the undersigned shall so advise the Company.

2.6. THE OFFERING OF THE SHARES IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. AS SUCH THE UNDERSIGNED MUST BEAR THE ECONOMIC RISK OF THE INVESTMENT IN THE SHARES FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SHARES CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY HAS BEEN PROVIDED WITH AN OPINION OF LEGAL COUNSEL TO THE HOLDER, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, THAT SUCH EXEMPTION IS AVAILABLE.

2.7. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE STATE OR JURISDICTION OF THE UNDERSIGNED'S RESIDENCE NOR HAS THE STATE OR JURISDICTION OF THE UNDERSIGNED'S RESIDENCE PASSED UPON THE ACCURACY OR ADEQUACY OF ANY INFORMATIONAL MATERIALS.

2.8. THE OFFERING OF SHARES NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF ANY INFORMATIONAL MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

2.9. THE COMPANY RESERVES THE RIGHT TO APPROVE OR DISAPPROVE EACH INVESTOR, AND ACCEPT OR REJECT ANY OFFERS TO PURCHASE THE SHARES IN WHOLE OR IN PART IN THE COMPANY’S SOLE DISCRETION.

2.10. THE SALE OF THE SHARES WHICH IS THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE STATE OF NEVADA OR ANY OTHER STATE AND THE ISSUANCE OF SUCH SHARES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL.  PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

2.11. THE SALE OF THE SHARES WHICH IS THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SHARES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SHARES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

2.12. The undersigned acknowledges that the Private Placement Memorandum and the Company’s reports filed with the SEC include many forward-looking statements and projections concerning the Company and its business including without limitations statements concerning future expected revenues, anticipated expense levels, expected future capital needs, anticipated future market sizes, customer orders, manufacturing capabilities, key relationships, product development plans and regulatory requirements, and other matters.  The undersigned acknowledges having reviewed the risk factors and cautionary language in the Private Placement Memorandum relating to such statements and understands that actual future results of the Company will likely differ from, and could be materially worse than, the results contemplated by such forward-looking statements and projections and that the Company has no obligation to update any of the information contained in the Private Placement Memorandum or the Company’s SEC reports.

2.13.  The undersigned acknowledges that (a) the Company has not attempted in any of its SEC reports and press releases filed or issued after the date of the Private Placement Memorandum to describe all of the intervening changes which may be material to an investment in the Shares and the Company has no obligation to do so; (b) the Company has not filed, and in the future may not file, in a timely fashion certain reports required to be filed with the SEC; and (c) the Company has offered to provide the undersigned with updated information which is not publicly available if you become a party to a non-disclosure and market stand-off agreement in order that we may comply with Regulation FD and insider trading rules and you have either declined such offer or else accepted such offer, signed such an agreement, and received such updated information.

3. Representations and Warranties of the Undersigned. The undersigned personally represents and warrants to the Company that:

3.1. The undersigned, if an individual, has reached the age of majority in the state or country in which the undersigned resides.

3.2. The undersigned intends to retain indefinitely, and has no present arrangement, understanding or agreement for disposing of the Shares and is purchasing such Shares solely for the account of the name(s) which appear below and not with a view to distribution as such term is used in the Securities Act of 1933, as amended.

3.3. If a trust, corporation, partnership, or other entity, the undersigned: (i) is duly organized and validly existing under the laws of the state of its formation; (ii) is duly authorized and empowered to purchase the Shares; (iii) was not organized exclusively for the purpose of acquiring the Shares and has an independent reason for existence beyond such investment; (iv) has duly authorized the signatory hereto to execute this Subscription Agreement on behalf of the undersigned, and, upon such execution, the Subscription Agreement and any related documents shall be a binding obligation of the undersigned; and (v) will, upon request of counsel to the Company, furnish evidence of the representations and warranties of this subparagraph, including certified copies of the certificate (articles) of incorporation, articles of (limited) partnership, or other creating or implementing documents.  The undersigned further agrees to furnish upon request by the Company any other documents relating to authority to act on behalf of any other entity.

3.4 The undersigned is an “Accredited Investor” as defined in Regulation D under the Securities Act of 1933, as amended. The undersigned, either alone or together with the undersigned’s financial advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the prospective investment.

3.5. It has been called to the undersigned's attention that this investment involves a high degree of risk, and no assurances are or have been made regarding the economic advantages, if any, which may inure to the benefit of the undersigned as a result of acquiring the Shares. The economic benefit from an investment in the Shares depends on the ability of the Company to successfully conduct its business activities. The accomplishment of such goals in turn depends on many factors beyond the control of the Company or its management. Accordingly, the suitability for any particular investor of a purchase of the Shares will depend upon, among other things, such investor's investment objectives and such investor's ability to accept speculative risks, including the risk of a total loss of such investor’s investment in the Shares. The undersigned and the undersigned's advisor(s), if any, have carefully reviewed and understand the risk of, and other considerations relating to, a purchase of the Shares.

3.6. The undersigned is able to bear the economic risks of this investment, is able to hold the Shares for an indefinite period of time, and has sufficient net worth to sustain a loss of the entire investment in the Company in the event such loss should occur.

3.7. The undersigned and the undersigned's advisor(s), if any, have relied only upon the information contained in the Investment Documents made available to the undersigned and the undersigned's advisor(s) in connection with the offering. Any other information concerning this offering, whether oral or written, may be incomplete or inaccurate. Only the Investment Documents are intended to be a complete description of the offering and its terms.

3.8. The undersigned has been given the opportunity to ask questions of and receive answers from the Company’s representatives with respect to the offering of Shares and the Company, and the Company has answered all inquiries that the undersigned and the undersigned's advisor(s), if any, have made of it concerning the Company or any other matters relating to the business and proposed operation of the Company and the offer and sale of the Shares. No oral statement, printed material, or inducement which is contrary to the information contained in the Investment Documents has been given or made by or on behalf of the Company to the undersigned or the undersigned's advisor(s), if any.

3.9. All of the representations and information provided by the undersigned in this Subscription Agreement and any additional information which the undersigned has furnished to the Company with respect to the undersigned’s financial position and business experience are accurate and complete as of the date that this Subscription Agreement was executed by the undersigned. If such representations or information shall become inaccurate prior to the sale of the Shares subscribed for herein to the undersigned, the undersigned will immediately furnish accurate and complete information concerning any such inaccuracies to the Company.

3.10. The undersigned represents, if the undersigned is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), that in making the proposed investment the undersigned is aware of and has taken into consideration the diversification requirements of Section 404(a)(1)(C) of ERISA, and has concluded that the proposed investment is a prudent one.

3.11. The undersigned understands that the issuance of the Shares to the undersigned has not been registered under the Securities Act in reliance upon one or more specific exemptions therefrom, including Regulation D and/or Regulation S, which exemption depends upon, among other things, the accuracy of the undersigned’s representations made in this Agreement. The undersigned understands that the Shares must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws, or unless an exemption from such registration and qualification requirements is otherwise available. The undersigned acknowledges that the Company has no obligation to register or qualify the Shares for resale. The undersigned acknowledges that the Company will refuse to register any transfer of any Shares that is not made in accordance with the provisions of Regulation S, registered pursuant to the Securities Act or otherwise exempt from such registration. The undersigned further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the undersigned’s control, and which the Company is under no obligation and may not be able to satisfy. The undersigned has been independently advised as to the applicable holding period imposed in respect of the Shares by securities legislation in the jurisdiction in which the undersigned resides and confirms that no representation has been made respecting the applicable holding periods for the Shares in such jurisdiction and it is aware of the risks and other characteristics of the Shares and of the fact that the undersigned may not resell the Shares except in accordance with applicable securities legislation and regulatory policy.

3.12. Regulation S; Non-U.S. Person Status.  For purposes of compliance with the Regulation S exemption for the offer and sale of Shares to non-U.S. Persons, if the undersigned is not a “U.S. Person,” as such term is defined in Rule 902(k) of Regulation S, the undersigned has initialed the following representation (please initial below if applicable):

_______                      The undersigned is a person or entity that is outside the United States and is not a “U.S. Person,” as such term is defined in Rule 902(k) of Regulation S.1

1 Regulation S provides in part as follows:

a.
"U.S. Person" means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. Person; (iv) any trust of which any trustee is a U.S. Person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

b.
The following are not "U.S. Persons": (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. Person if: (A) an executor or administrator of the estate who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. Person, if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. Person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and (vi) the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

If the undersigned is a non-U.S. Person, then the undersigned makes the following representations, warranties and covenants:

3.12.1. The undersigned is not acquiring the Shares for the account or benefit of a U.S. Person.

3.12.2. If the undersigned is a legal entity, it has not been formed specifically for the purpose of investing in the Company.

3.12.3. The undersigned hereby represents that he, she or it has satisfied and fully observed the laws of the jurisdiction in which he, she or it is located or domiciled, in connection with the acquisition of the Shares, including (i) the legal requirements of the undersigned’s jurisdiction for the acquisition of the Shares, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the holding, redemption, sale, or transfer of the Shares; and further, the undersigned agrees to continue to comply with such laws as long as he, she or it shall hold the Shares.

3.12.4. To the knowledge of the undersigned, without having made any independent investigation, neither the Company nor any person acting for the Company, has conducted any “directed selling efforts” in the United States as the term “directed selling efforts” is defined in Rule 902 of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the marketing in the United States for any of the Shares being offered. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the Shares.  To the knowledge of the undersigned, the Shares were not offered to the undersigned through, and the undersigned is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.12.5. The undersigned will offer, sell or otherwise transfer the Shares, only (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Company’s right prior to any offer, sale or transfer pursuant to clauses (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Company for the purpose of determining the availability of an exemption.

3.12.6. The undersigned will not engage in hedging transactions involving the Shares unless such transactions are in compliance with the Securities Act.

3.12.7 The undersigned represents and warrants that the undersigned is not a citizen of the United States and is not, and has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period). The undersigned understands that the Company may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the Shares under the Securities Act of 1933, as amended, and the provisions of relevant state securities laws.

4. “Accredited Investor” Status. The undersigned falls within one of the following definitions of Accredited Investor.

For individuals: (Please initial the category that applies)

_______	(a) The undersigned is a natural person whose individual net worth2, or joint net worth with spouse, exceeds $1,000,000 at the time of purchase of the Shares.

_______
(b) The undersigned is a natural person who had an individual income in excess of $200,000 in each of the last two years or joint income with spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current year.

_______	(c) The undersigned is either a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company

The undersigned further certifies that: (i) the undersigned has the capacity to protect the undersigned's interests in this investment; (ii) the undersigned is able to bear the economic risks of this investment; and (iii) the amount of the investment does not exceed 10% of the undersigned's net worth or joint net worth with spouse.

1 For purposes of this Subscription Agreement, “net worth” means the total amount of your assets, whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property, excluding the value of your primary residence, but including home furnishings and automobiles, and including property owned by a spouse, MINUS all debts and liabilities you have, other than the mortgage or other debt secured by your primary residence, unless the amount of any mortgage or other indebtedness secured by your primary residence exceeds the fair market value of the residence, in which case that excess liability should also be deducted from the total amount of your assets to determine your net worth.  Any mortgage or indebtedness secured by your primary residence incurred within 60 days before the time of the sale of the Shares, other than as a result of the acquisition of your primary residence, should also be deducted from the total amount of your assets to determine your net worth.

For entities: (Please initial the category that applies)

_______	(d) The undersigned is an institutional investor as provided in Rule 501(a)(1) of Regulation D under the Securities Act of 1933.

_______	(e) The undersigned is a private business development company within the meaning of Section 202(a)(22) of the Investment Advisers Act of 1940.

_______
(f) The undersigned is any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

_______
(g) The undersigned is a trust with total assets in excess of $5,000,000, not formed for the special purpose of acquiring the Shares, whose investment is directed by a person described in Rule 506(b)(2)(ii) of Regulation D under the Securities Act of 1933.

_______	(h) The undersigned is an entity owned entirely by any of the persons described in subparagraphs (a) through (g) above.

5. Acceptance and Conditions of Investment.

The undersigned agrees and is aware that:

5.1. The Company reserves the unrestricted right to reject any subscription, and no subscription will be binding unless and until accepted by it.

5.2. One or more of the following legends in substantially the following form, or such other form as is reasonably satisfactory to the Company, will be placed on any certificate(s) evidencing the Shares (for Shares that are not being offered pursuant to Regulation S, the Company may eliminate references to Regulation S from the legend):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND WERE OFFERED PURSUANT TO, AMONG OTHER EXEMPTIONS FROM REGISTRATION, A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE ACT.  THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S), UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS AND THE ISSUER OF THESE SECURITIES HAS BEEN PROVIDED WITH AN OPINION OF LEGAL COUNSEL TO THE HOLDER, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, TO THE EFFECT THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION UNDER SUCH LAWS.

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AND THE ISSUER OF THESE SECURITIES HAS BEEN PROVIDED WITH AN OPINION OF LEGAL COUNSEL TO THE HOLDER, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, TO THE EFFECT THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION UNDER SUCH LAWS.

        5.3. Stop transfer instructions will be placed with respect to the Shares so as to restrict resale or other transfer thereof subject to further items hereof, including the provisions of the legend set forth above.

5.4. Unless otherwise provided by law, the legend and stop transfer instructions described above will be placed with respect to any new certificate(s) or other document(s) issued upon presentment by the undersigned of certificate(s) or other document(s) for transfer.

6.  Piggyback Registration Rights.  Whenever the Company proposes to file a registration statement under the Securities Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145 (or any successor provision) under the Security Act applies or an offering of securities solely to the Company’s existing shareholders), then the Company shall in each case give written notice of such proposed filing to each holder of Shares as soon as practicable (but no later than 20 business days) before the anticipated filing date, and such notice shall offer each holder of Shares the opportunity to register up to twenty percent (20%) of the Shares held by such holder.  A holder of Shares shall advise the Company in writing within ten business days after the date on which the Company’s notice is so given, setting forth the number of Shares for which registration is requested, up to the maximum limit of twenty percent (20%) of such holder’s Shares.  If the Company’s offering is to be an underwritten offering, the Company shall use its reasonable best efforts to cause the managing underwriter to permit each holder’s Shares to be included in the registration for such offering on the same terms and conditions as any similar securities of the Company included therein.  The piggyback registration right provided in this Section 6 in connection with an underwritten offering by the Company shall, unless the Company otherwise assents, be conditioned upon the participation by each such holder of Shares as a seller in such underwritten offering and each such holder’s execution of an underwriting agreement with the managing underwriter selected by the Company.  Notwithstanding the foregoing, if the managing underwriter of such offering delivers a written opinion to the Company that either because of (a) the kind of securities that the Company, such holders of Shares and any other persons or entities intend to include in such offering or (b) the size of the offering that the Company, such holders of Shares and any other persons or entities intend to make, the success of the offering would be materially and adversely affected by inclusion of the Shares, then (i) in the event that the size of the offering is the basis of the managing underwriter’s opinion, the number of Shares to be registered and offered shall be reduced, on a pro rata basis as among the participating holders of Shares, as recommended by the managing underwriter and (ii) in the event that the combination of securities to be offered is the basis of such managing underwriters opinion, (x) the Shares to be included in such registration and offering shall be reduced as described in clause (i) above or (y) if such actions would, in the reasonable judgment of the managing underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Shares requested to be included would have on such offering, such Shares will be excluded entirely from such registration and offering.  Any Shares excluded from an underwriting shall, if applicable, be withdrawn from registration and shall not, without the consent of the Company, be transferred in a public distribution prior to the earlier of ninety (90) days (or such other shorter period of time as the managing underwriter may require) after the effective date of the registration statement or ninety (90) days after the date the holders of Shares are notified of such exclusion.

7. Accuracy of Information Given. The undersigned certifies that the undersigned has given the information contained herein to the best of the undersigned's knowledge and answers thereto are complete and accurate. The undersigned agrees that the foregoing representations and warranties shall survive the purchase of the Shares as well as any acceptance of this subscription for the Shares.

8. Indemnification. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties hereof, and hereby agrees to indemnify and hold harmless the Company, its affiliates, attorneys, accountants, agents, employees and any selling securityholder from and against any and all loss, damage or liability, including, without limitation, reasonable attorneys fees incurred as a result of such breach, due to or arising out of a breach of any such representations or warranties. This indemnification shall not require that the Company shall have been determined by any Federal, state or other authority or person to have qualified for any exemption from the registration provisions of Federal or state securities laws, rules or regulations.

9. Miscellaneous. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without giving effect to the principles of conflicts of law. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the undersigned. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

10. California Corporate Securities Law.  THE SALE OF THE SHARES WHICH IS THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SHARES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SHARES IS EXEMPT FROM QUALIFICATION BY SECTIONS 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

NATURALSHRIMP INCORPORATED
A NEVADA CORPORATION

Signature Page to Subscription Agreement

_________________________________________________________________________________________
Name of Subscriber

_________________________________________________________________________________________
Street

_________________________________________________________________________________________
City, State, Zip Code

_________________________________________                                                                                     ______________________________________________
Phone Number                                                                                                                                                            Email Address

____________________________________________
$ Amount of Subscription

____________________________________________
Social Security Number / Taxpayer Identification Number

Status:   (   ) Individual                        (   ) Corporation

(   ) Trust                                (   ) Partnership

(   ) IRA                                  (   ) Other _______________________________
(please describe)
Title to be Taken By (if not individual):

(   ) Joint Tenant with ______________________________________
(name of co-tenant)

(   ) Other (describe):  _______________________________________

_______________________________________                                                                                                _______________________________
Signature                                                                                                                                                                          Date

THE FOLLOWING ACCEPTANCE IS TO BE COMPLETED BY THE COMPANY

The above Subscription Agreement is accepted and effective this ______ day of _______________ 2015.

NATURALSHRIMP INCORPORATED
A Nevada Corporation

Signed: _______________________________________

By: __________________________________________

Title: _________________________________________